SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): April 5, 2004

                                   GTREX, Inc.
                        (formerly Apollo Holdings, Inc.)

             (Exact name of registrant as specified in its charter)
                          Delaware 333-58744 13-4171971
                    ----------- -------------- --------------
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) Identification No.) File Number)

               515 Madison Avenue, 21st Floor, New York, NY 10022
              (Address of principal executive offices) (Zip code)

                                  212-838-0441
                                Fax 973 744 7256
            (Registrant's Telephone Number, Including the Area Code)



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ITEM 4.  Changes in Registrant's Certifying Accountant.

Previous Independent Auditor

On April 5, 2004 the Board of Directors of GTREX, Inc., (the "Company"), terminated Moore Stephens Ellis Foster ("Moore") as its independent auditors. The decision to terminate the Company's relationship with Ellis did not involve a dispute with the Company over accounting policies or practices. The independent auditors' reports provided by Ellis on the Company's financial statements for the years ended December 31, 2001 and December 31, 2002 contained an unqualified opinion; they were modified as to uncertainty regarding the Company's ability to continue as a going concern.
In connection with the audit of the Company's financial statements for the fiscal years ended December 31, 2001 and December 31, 2002, the review of the Company's financial statements for the quarter ended September 30, 2003 and up to the date of termination, there were no disagreements with Moore for such annual or quarterly periods on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Moore, would have caused Moore to make reference to the matter in its reports.

The Company has requested Moore to furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter is filed as an exhibit to this Form 8-K. New Independent Auditors

On April 5, 2004, we engaged Peterson & Co., LLP, Certified Public Accountants, and ("Peterson & Co.") as our new independent accountants for the year ended December 31, 2003. We have not consulted with Peterson & Co. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the our financial statements, and no written report or oral advice was provided to the Company by Peterson & Co. concluding there was an important factor to be considered by the us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 7.  Financial Statements and Exhibits

 c)      Exhibits

16.1 Letter to the Securities and Exchange Commission from Moore regarding the change in independent accountants

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: April 8, 2004
GTREX, Inc.

By: /s/ Kailash Khanna
Kailash Khanna
Chief Executive Officer

Exhibit 16.1


April 8, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Re: GTREX, Inc. (formerly Apollo Holdings, Inc, the "Company")

Commissioners:

We have read the statements made by GTREX, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated April 8, 2004.

We agree with most of the statements concerning our Firm in such Form 8-K. Although our opinions for the past two (2) years have been unqualified; they have been modified as to uncertainty. We did comment in our report for the year ended December 31, 2003 in Note 1 that, "These consolidated financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has incurred recurring operating losses and requires additional funds to maintain its operations. Management's plans in this regard are to raise equity financing as required. These conditions raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from this uncertainty."

Sincerely,


David Kong, CA
Moore Stephens Ellis Foster